UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22022

 Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2013 – October 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AGC
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2014

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2014.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2014, Advent managed approximately $8.2 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Board of Trustees approved changes to the Fund’s non-fundamental investment policies that will become effective in January 2015. Please see the question-and-answer section following for more information.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2014, the Fund generated a total return based on market price of 0.60% and a total return of -0.08% based on NAV. As of October 31, 2014, the Fund’s market price of $6.66 represented a discount of 12.71% to NAV of $7.63.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2013 through October 2014, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 8.47% based upon the last closing market price of $6.66 as of October 31, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2014

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, included related investment risks, please visit the Fund’s website at guggenheiminvestments.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund II

November 30, 2014

4 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2014

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2014.

Please describe the Fund’s objective and management strategies in place on October 31, 2014.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Discuss the recent changes to Advent’s non-fundamental investment policies.

The Board of Trustees of the Fund and Advent’s other closed-end funds announced in the period that it had approved modifications to the Fund’s non-fundamental investment policies. These modifications are designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the investment manager’s expanded investment capabilities and ability to manage risk.

Regarding the impact of the change in policies on the Fund, it will continue to pursue its investment objective to provide total return, through a combination of capital appreciation and current income. In addition, the Fund will continue to seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Currently, the Fund must invest a minimum of 50% of its managed assets in convertible securities and may invest up to 40% of its managed assets in non-convertible income-producing securities. Under the investment policy modification, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income-producing securities.

The investment policy modifications for the Fund will become effective on January 12, 2015.

Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent is reallocating the Fund’s portfolio over time to establish a core portfolio of convertible bonds that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy mimics Advent’s Balanced Convertible Strategy, but with a global focus. The Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio will be supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent will use a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

The Fund may invest without limitation in foreign securities.

Please describe the economic and market environment over the last 12 months.

Global equity and bond markets generally performed well for the twelve months ended October 31, 2014, although their levels of total return varied

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

significantly across asset classes. Driving the variation was differing rates of economic growth.—U.S. macro conditions were satisfactorily high by most measures, despite a cold winter that chilled first quarter growth, as the general recovery and progression to fuller employment and more capital spending gradually improved throughout the year. This situation was helped by continued though falling levels of bond purchases from the U.S. Federal Reserve. Activity decelerated in Europe, particularly in the summer, as internal demand seemed to fade on weak consumption made worse by geopolitical strife in regions peripheral to Western Europe. Economic progress also faded in some emerging markets such as China and Brazil, as some countries struggled with a broad move to have local consumption replace investment in sourcing GDP growth. Commodity prices across natural resources, precious metals, and even food items declined into the summer on the weaker global growth and rise in the U.S. dollar.

Asset prices showed greatest appreciation in the U.S. equity markets based on strong economic growth and corporate profits and an accommodative monetary environment. Global risk-free bond prices also provided strong gains on low inflation globally and some level of safe-haven demand on weaker economic growth. The hint of more quantitative easing in Europe and imposition of easing in Japan in the fall helped equity prices worldwide later in the fiscal year. Corporate bond prices gyrated during the year but generally returned the coupons in an overall flat price outcome from fiscal year beginning to end. By sectors, the best-performing were rate-sensitive or those sensitive to monetary easing such as real estate investment trusts or utilities. The worst-performing ones were materials and energy based on commodity price declines.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2014, the Fund generated a total return based on market price of 0.60% and a total return of -0.08% based on NAV. As of October 31, 2014, the Fund’s market price of $6.66 represented a discount of 12.71% to NAV of $7.63. As of October 31, 2013, the Fund’s market price of $7.15 represented a discount of 12.59% to NAV of $8.18.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of October 31, 2014, including borrowings and reverse repurchase agreements, was $170 million, approximately 41% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile than if leverage was not used.

The Fund’s use of leverage remained unchanged in absolute dollars as the fiscal year progressed. The Fund’s total return, defined as the return inclusive of reinvested dividends, was slightly lower than the cost of that leverage for the fiscal year. Therefore, on a simple comparison, the use of leverage had a reducing effect on shareholder returns for the year. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What was the impact of the Fund’s covered call strategy?

The Fund continues to generate income through the strategy of writing or selling call options against holdings of equities and some convertible bonds. These positions allow the Fund to garner cash upfront in exchange for granting the counterparty or holder of the option the upside in the stock past the stated strike price. In the past year, the level of income or premiums derived from this strategy was lower than past years due to low volatilities of underlying equities, which was reflected in the price of options sold. For fiscal 2014, the CBOE SPX Volatility Index (VIX), a widely quoted barometer of option volatility, averaged approximately 14, below the average of about 15 in the prior year and 20 in the year before that.

For this reason, later in the fiscal year, the Fund refrained from selling as many call options, choosing to hold equity positions in traditional format with upside garnered on price appreciation. After the market correction in the month of September that raised fear factors and volatility levels, the Fund resumed selling call options into the end of the fiscal year.

How did other market measures perform in this environment?

For the 12-month period ended October 31, 2014, the return of the Bank of America Merrill Lynch Global 300 Convertible Index was 8.43%.

The return of the Bank of America Merrill Lynch High Yield Master II Index was 5.85%.

The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

6 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

Please discuss the Fund’s distributions.

In each month from November 2013 through October 2014, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 8.47% based upon the last closing market price of $6.66 as of October 31, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2014, and how did this influence performance?

As of October 31, 2013, 69.7% of the Fund’s total investments were invested in convertible securities. High yield corporate bonds represented 20.0% and equity positions 5.7% of total investments. The rest, 4.6%, was in cash and other investments.

As of October 31, 2014, 64.6% of the Fund’s total investments were invested in convertible securities. High yield corporate bonds represented 28.6% and equity positions 3.8% of total investments. The rest, 3.0%, was in cash and other investments.

The change in asset allocation, primarily from a higher proportion invested in corporate bonds and less in equities and convertibles, reflects the better performance of equities in the period and decision to reallocate toward corporate bonds, which became better relative values after corrections in July and September. Within convertibles, the allocation to preferred securities and mandatory convertibles rose from 3.0% of assets to 7.5% as the Fund allocated more toward these yield-enhanced instruments, having become more comfortable with duration risk.

International investments were 34% of the Fund’s long-term assets at October 2013 compared to 23% in October 2014. Allocations were higher in all three major geographies tracked by the Fund: Europe, Japan, and non-Japan Asia. Equity underperformance in these geographies compared to the U.S. led to more opportunities for upside and resulted in the higher allocation going into the next fiscal year by the Fund. Also, the reallocation of a portion of portfolio holdings in line with Advent’s Global Balanced Convertible Strategy, which is focused on global convertibles, further increased the Fund’s holdings of foreign securities.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the large winners for the Fund over the last year were Micron Technology, Inc., InterMune, Inc. and Gilead Sciences, Inc.

Convertible bonds of memory semiconductor maker Micron Technology, Inc. (0.7% of long-term investments at period end) were a large contributor to return. The company enjoyed a positive fundamental year, with stable DRAM (Dynamic random access memory) prices helped by a rebounding PC market and the successful acquisition of a Japanese competitor.

Convertible bonds of InterMune, Inc. (not held in the portfolio at period end) were another large contributor to return. The drug maker had breakout sales of its pulmonary fibrosis drug, pirfenidone, and was later acquired by multinational drug company Roche for that asset.

Convertible bonds of Gilead Sciences, Inc. (0.5% of long-term investments at period end) were another top performer. The pharmaceutical company had breakout sales of the hepatitis-C treatment, Solvadi, and benefitted from anticipation of another hepatitis drug, Harvoni.

Among the leading detractors for the Fund over the last year were Exelixis, Inc., Hornbeck Offshore Services, Inc. and Expirito Santo Financial Group (ESFG).

Convertible bond prices of Exelixis, Inc., a biotechnology company (not held in the portfolio at period end), declined sharply after the company’s cabozantanib drug for prostate cancer failed to show higher survival rates in an FDA Phase III trial. While the company has other potential trials for cabozantanib, the company’s cash needed to be rationed and with the credit at risk, the Fund exited the position.

Convertible bond prices of Hornbeck Offshore Services, Inc., a natural resources driller (0.2% of long-term investments at period end), fell along with many energy services suppliers, as a result of the drop in oil prices and the impending repricing of rig contracts.

Convertible bond prices of ESFG, a Portuguese financial services provider (not held in the portfolio at period end), fell after the company was caught in a funding shortfall involving its parent Espirito Santo International. ESFG and its holding in retail bank Banco Espirito Santo were both revealed to have guaranteed debts of the parent and had difficulty rolling over short-term funding. Disturbed by the revelations, which included allegations of accounting misrepresentations, the Fund sold its position, which saved some capital as the Group eventually filed for bankruptcy.

Do you have any other comments about the markets and the Fund?

Differential performance across global asset classes presents its usual unique set of circumstances to search for outsized future returns. The economic environment remains uncertain due to weak or weakening growth in many countries outside the U.S. However, corporate profit growth inside

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

and outside the U.S. has remained resilient, and asset prices in some countries may be supported by further central bank monetary easing. Asset classes with prices not at recent peaks, such as high-yield corporate bonds, European equities, and commodities, present upside potential, but research will be required on the underlying issuers to ascertain price appreciation potential. Cooperation in the international trade realm among a number of groups of countries on free trade agreements emerged as a theme later in the fiscal year and may portend better conditions for global corporate entities in the coming years.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs and it is not possible to invest directly in an index.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/agc for a more detailed discussion about Fund risks and considerations.

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2014

Fund Statistics
Share Price	$6.66
Net Asset Value	$7.63
Discount to NAV	-12.71%
Net Assets ($000)	$246,130

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED OCTOBER 31, 2014
				Since
	One	Three	Five	Inception
	Year	Year	Year	(5/29/07)
Advent Claymore Convertible Securities and Income Fund II
NAV	-0.08%	9.00%	6.51%	-3.27%
Market	0.60%	7.59%	7.03%	-4.82%

% of Net
Portfolio Breakdown	Assets
Investments:
Convertible Bonds	93.6%
Corporate Bonds	47.8%
Convertible Preferred Stocks	14.3%
Common Stocks	6.3%
Short Term Investments	4.3%
Senior Floating Rate Interests	1.1%
Put Options Purchased	0.0%*
Total Investments	167.4%
Call Options Written	0.0%*
Other Assets & Liabilities, net	-67.4%
Net Assets	100.0%
*Less than 0.1%

Past performance does not guarantee future results and does not reflect the deduc-
tions of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 9

FUND SUMMARY (Unaudited) continued	October 31, 2014

% of Long-Term
Country Breakdown	Investments
United States	65.7%
France	3.5%
Japan	3.2%
China	2.9%
Cayman Islands	2.7%
Netherlands	2.4%
Germany	2.2%
United Kingdom	1.9%
Australia	1.7%
Italy	1.5%
Spain	1.4%
Mexico	1.0%
Austria	1.0%
Canada	0.9%
Bermuda	0.8%
Finland	0.8%
Russia	0.8%
United Arab Emirates	0.7%
Hong Kong	0.7%
Singapore	0.7%
Cyprus	0.6%
Luxembourg	0.5%
Marshall Islands	0.5%
Jersey	0.4%
Philippines	0.4%
Switzerland	0.3%
Belgium	0.3%
India	0.2%
Taiwan	0.2%
Liberia	0.1%
Subject to change daily.

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2014

	Shares	Value
COMMON STOCKS† – 6.3%
Consumer, Non-cyclical – 2.0%
Gilead Sciences, Inc.*,1	16,700	$ 1,870,400
GlaxoSmithKline plc ADR	40,000	1,819,601
Roche Holding A.G.	4,000	1,179,074
Total Consumer, Non-cyclical		4,869,075
Financial – 1.6%
Sampo Oyj — Class A	30,000	1,434,695
Delta Lloyd N.V.*	40,000	910,859
NorthStar Realty Finance Corp.2	48,675	904,382
JPMorgan Chase & Co.	10,000	604,800
Total Financial		3,854,736
Consumer, Cyclical – 1.4%
Wynn Resorts Ltd.1,2	11,900	2,261,119
The Gap, Inc.1,5	33,400	1,265,526
Total Consumer, Cyclical		3,526,645
Communications – 0.8%
Verizon Communications, Inc.2	23,125	1,162,031
Vodafone Group plc ADR2,5	24,300	807,246
Total Communications		1,969,277
Basic Materials – 0.5%
Dow Chemical Co.1	25,000	1,235,000
Total Common Stocks
(Cost $15,267,217)		15,454,733
CONVERTIBLE PREFERRED STOCKS† – 14.3%
Financial – 4.6%
Wells Fargo & Co. 7.50%2,3	4,519	5,440,876
Weyerhaeuser Co. 6.38% due 07/01/162	66,950	3,749,200
American Tower Corp. 5.25% due 05/15/17	19,300	2,099,647
Total Financial		11,289,723
Utilities – 2.7%
NextEra Energy, Inc.
5.89% due 09/01/152	37,750	2,389,197
5.80% due 09/01/162	7,100	393,695
Dominion Resources, Inc. 6.38% due 07/01/172	42,510	2,140,379
Exelon Corp. 6.50% due 06/01/172	31,050	1,645,650
Total Utilities		6,568,921
Industrial – 2.6%
United Technologies Corp. 7.50% due 08/01/152	95,813	5,592,605
Stanley Black & Decker, Inc. 6.25% due 11/17/162	6,100	707,783
Total Industrial		6,300,388
Energy – 2.2%
Chesapeake Energy Corp.
5.75%2,3,4	2,946	3,246,124
5.75%2,3	20,006	2,173,100
Total Energy		5,419,224
Consumer, Non-cyclical – 1.7%
Tyson Foods, Inc. 4.75% due 07/15/172	84,389	4,307,215

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 14.3% (continued)
Basic Materials – 0.5%
Alcoa, Inc. 5.38% due 10/01/17*,2	24,764	$ 1,290,204
Total Convertible Preferred Stocks
(Cost $34,738,444)		35,175,675
SHORT TERM INVESTMENTS† – 4.3%
Goldman Sachs Financial Prime Obligations –
Administration Share Class5	10,572,151	10,572,151
Total Short Term Investments
(Cost $10,572,151)		10,572,151
	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 93.6%
Communications – 17.5%
Twitter, Inc.
0.25% due 09/15/192,4	4,878,000	4,484,711
1.00% due 09/15/212,4	2,011,000	1,831,267
Priceline Group, Inc.
1.00% due 03/15/182,5	2,407,000	3,342,721
0.90% due 09/15/212,4	1,675,000	1,615,328
Liberty Interactive LLC
1.00% due 09/30/432,4	2,500,000	2,671,875
0.75% due 03/30/432	1,566,000	2,159,123
Ctrip.com International Ltd. 1.25% due 10/15/182	4,467,000	4,729,319
Ciena Corp.
0.88% due 06/15/172	2,000,000	1,946,249
4.00% due 03/15/152,4	1,100,000	1,147,438
4.00% due 12/15/202	703,000	837,449
SINA Corp. 1.00% due 12/01/182,4	3,500,000	3,220,000
Yandex N.V. 1.13% due 12/15/182,4	3,408,000	3,131,100
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/202,4	1,678,000	1,565,784
1.75% due 08/15/212,4	1,327,000	1,215,034
Clearwire Communications LLC / Clearwire Finance, Inc.
8.25% due 12/01/402,4	2,254,000	2,541,385
Yahoo!, Inc. 0.00% due 12/01/182,4,6	1,614,000	1,744,129
Liberty Media Corp. 1.38% due 10/15/232,4	1,744,000	1,742,910
Nokia OYJ 5.00% due 10/26/172	500,000 EUR	1,731,133
Alcatel Lucent 0.00% due 01/30/192,6	280,000 EUR	1,320,808
Vipshop Holdings Ltd. 1.50% due 03/15/192	230,000	303,888
Total Communications		43,281,651
Consumer, Non-cyclical – 15.5%
Salix Pharmaceuticals Ltd. 1.50% due 03/15/192	2,433,000	5,448,398
Molina Healthcare, Inc.
1.63% due 08/15/442,4	2,349,000	2,506,090
1.13% due 01/15/202	1,258,000	1,642,476
BioMarin Pharmaceutical, Inc. 1.50% due 10/15/202	2,392,000	2,824,055
Hologic, Inc. 0.00% due 12/15/432,7,8	2,300,000	2,530,000
WellPoint, Inc. 2.75% due 10/15/422	1,383,000	2,421,978
Cubist Pharmaceuticals, Inc.
1.13% due 09/01/182	1,000,000	1,147,500
1.88% due 09/01/202	941,000	1,100,970

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 93.6% (continued)
Consumer, Non-cyclical – 15.5% (continued)
Omnicare, Inc. 3.50% due 02/15/442	1,703,000	$ 1,942,484
Gilead Sciences, Inc. 1.63% due 05/01/162	373,000	1,835,396
Live Nation Entertainment, Inc. 2.50% due 05/15/192,4	1,750,000	1,830,937
Jazz Investments I Ltd. 1.88% due 08/15/212,4	1,180,000	1,367,326
Medivation, Inc. 2.63% due 04/01/17	564,000	1,169,595
DP World Ltd. 1.75% due 06/19/242	1,000,000	1,065,000
Illumina, Inc. 0.50% due 06/15/212,4	907,000	1,047,018
Euronet Worldwide, Inc. 1.50% due 10/01/444	1,007,000	1,024,467
Brookdale Senior Living, Inc. 2.75% due 06/15/182	693,000	908,263
Temp Holdings, Co. 0.00% due 09/19/186	73,000,000 JPY	872,032
Wright Medical Group, Inc. 2.00% due 08/15/172	617,000	846,833
Incyte Corp. 1.25% due 11/15/202,4	562,000	827,896
Orexigen Therapeutics, Inc. 2.75% due 12/01/202,4	822,000	720,278
Macquarie Infrastructure Company LLC 2.88% due 07/15/192	627,000	710,078
Volcano Corp. 1.75% due 12/01/172	816,000	694,620
Array BioPharma, Inc. 3.00% due 06/01/202	744,000	625,425
Ligand Pharmaceuticals, Inc. 0.75% due 08/15/192,4	539,000	546,411
Theravance, Inc. 2.13% due 01/15/232	537,000	457,121
Total Consumer, Non-cyclical		38,112,647
Financial – 15.3%
BENI Stabili SpA 3.38% due 01/17/182	2,300,000 EUR	3,219,547
IMMOFINANZ A.G.
1.50% due 09/11/192	1,700,000 EUR	2,111,400
4.25% due 03/08/182	161,000 EUR	873,757
Azimut Holding SpA 2.13% due 11/25/20	2,100,000 EUR	2,857,628
Forest City Enterprises, Inc. 3.63% due 08/15/202	2,452,000	2,605,250
CaixaBank S.A. 4.50% due 11/22/162	2,100,000 EUR	2,570,983
Starwood Property Trust, Inc. 4.00% due 01/15/192	2,175,000	2,350,360
Annaly Capital Management, Inc. 5.00% due 05/15/152	2,000,000	2,017,500
Radian Group, Inc. 2.25% due 03/01/192	1,173,000	1,913,456
Colony Financial, Inc. 3.88% due 01/15/212	1,875,000	1,843,359
Aabar Investments PJSC 4.00% due 05/27/162	1,200,000 EUR	1,731,258
Air Lease Corp. 3.88% due 12/01/182	1,192,000	1,714,245
CAJA de Ahorros y Pensiones de Barcelona
1.00% due 11/25/172	1,200,000 EUR	1,683,899
AYC Finance Ltd. 0.50% due 05/02/192	1,525,000	1,639,375
Hong Kong Exchanges and Clearing Ltd.
0.50% due 10/23/172	1,150,000	1,381,438
Element Financial Corp. 5.13% due 06/30/194	1,321,000 CAD	1,258,374
PRA Group, Inc. 3.00% due 08/01/202	1,030,000	1,242,438
St Modwen Properties Securities Jersey Ltd.
2.88% due 03/06/192	700,000 GBP	1,100,710
Fidelity National Financial, Inc. 4.25% due 08/15/182	550,000	902,344
Unite Jersey Issuer Ltd. 2.50% due 10/10/182	500,000 GBP	826,642
Host Hotels & Resorts, L.P. 2.50% due 10/15/292,4	425,000	762,609
Conwert Immobilien Invest SE 4.50% due 09/06/18	500,000 EUR	662,095

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 93.6% (continued)
Financial – 15.3% (continued)
DDR Corp. 1.75% due 11/15/402	352,000	$ 431,200
Total Financial		37,699,867
Technology – 13.8%
SunEdison, Inc. 0.25% due 01/15/202,4	3,559,000	3,563,448
Kingsoft Corp. Ltd. 1.25% due 04/11/192	25,000,000 HKD	2,949,634
Micron Technology, Inc. 3.00% due 11/15/432	2,162,000	2,791,682
Red Hat, Inc. 0.25% due 10/01/194	2,498,000	2,705,646
Cornerstone OnDemand, Inc. 1.50% due 07/01/182	2,355,000	2,353,528
Nuance Communications, Inc. 2.75% due 11/01/312	2,250,000	2,206,406
Proofpoint, Inc. 1.25% due 12/15/182,4	1,335,000	1,744,678
Microchip Technology, Inc. 2.13% due 12/15/372	880,000	1,499,850
Novellus Systems, Inc. 2.63% due 05/15/412	658,000	1,487,491
ASM Pacific Technology Ltd. 2.00% due 03/28/192	10,000,000 HKD	1,408,732
NVIDIA Corp. 1.00% due 12/01/182,4	1,195,000	1,357,819
SanDisk Corp. 0.50% due 10/15/202	1,148,000	1,357,509
Xilinx, Inc. 2.63% due 06/15/172	750,000	1,178,438
Econocom Group 1.50% due 01/15/19	83,839 EUR	1,146,008
ServiceNow, Inc. 0.00% due 11/01/182,4,6	954,000	1,088,157
Citrix Systems, Inc. 0.50% due 04/15/192,4	857,000	896,100
Ingenico 2.75% due 01/01/172	850,000 EUR	855,337
Spansion LLC 2.00% due 09/01/20	498,000	799,913
Verint Systems, Inc. 1.50% due 06/01/215	686,000	768,749
Epistar Corp. 0.00% due 08/07/186	700,000	750,750
Capital Gemini S.A. 0.00% due 01/01/192,6	6,733 EUR	635,847
ON Semiconductor Corp. 2.63% due 12/15/262	463,000	511,615
Total Technology		34,057,337
Consumer, Cyclical – 12.4%
MGM Resorts International 4.25% due 04/15/152	4,391,000	5,642,435
Volkswagen International Finance N.V.
5.50% due 11/09/152	900,000 EUR	1,195,786
5.50% due 11/09/152,4	1,800,000 EUR	2,391,571
Jarden Corp. 1.50% due 06/15/192	2,228,000	2,775,253
Steinhoff Finance Holding GmbH 4.00% due 01/30/212	1,500,000 EUR	2,352,947
Faurecia 3.25% due 01/01/182	6,430,000 EUR	2,321,573
Meritor, Inc. 4.00% due 02/15/192,5,7	1,960,000	2,038,400
Ryland Group, Inc. 1.63% due 05/15/182	1,413,000	1,838,666
TUI A.G. 2.75% due 03/24/162	1,970,000 EUR	1,696,697
Lufthansa Malta Blues, L.P. 0.75% due 04/05/172,4	700,000 EUR	1,632,592
International Consolidated Airlines Group S.A.
1.75% due 05/31/182	800,000 EUR	1,365,261
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/192	10,000,000 HKD	1,300,418
Iconix Brand Group, Inc. 1.50% due 03/15/182	660,000	893,888
Sekisui House Co. 0.00% due 07/05/162,6	70,000,000 JPY	859,038
Sonae Investments B.V. 1.63% due 06/11/19	700,000 EUR	813,007
Rallye S.A. 1.00% due 10/02/202	561,963 EUR	768,965

See notes to financial statements.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 93.6% (continued)
Consumer, Cyclical – 12.4% (continued)
Adidas A.G. 0.25% due 06/14/19	400,000 EUR	$540,551
Total Consumer, Cyclical		30,427,048
Industrial – 10.7%
Balfour Beatty plc 1.88% due 12/03/18	2,000,000 GBP	2,731,742
BW Group Ltd. 1.75% due 09/10/19	3,000,000	2,713,095
OSG Corp. 0.00% due 04/04/226	210,000,000 JPY	2,303,622
Ebara Corp. 0.00% due 03/19/182,6	167,000,000 JPY	1,976,799
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/192	1,750,000	1,975,601
Nidec Corp. 0.00% due 09/18/152,6	140,000,000 JPY	1,715,579
Deutsche Post A.G. 0.60% due 12/06/19	1,000,000 EUR	1,640,297
KUKA A.G. 2.00% due 02/12/182	900,000 EUR	1,624,097
Nikkiso Co. Ltd. 0.00% due 08/02/182,6	135,000,000 JPY	1,234,334
MISUMI Group, Inc. % due 10/22/182	1,100,000	1,152,250
Yaskawa Electric Corp. 0.00% due 03/16/172,6	95,000,000 JPY	1,118,594
Chart Industries, Inc. 2.00% due 08/01/182	1,033,000	1,106,601
Yamato Holdings 0.00% due 03/07/162,6	80,000,000 JPY	925,918
Larsen & Toubro Ltd. 0.68% due 10/22/19	851,000	873,339
Hornbeck Offshore Services, Inc. 1.50% due 09/01/192	900,000	860,625
Fluidigm Corp. 2.75% due 02/01/342	910,000	843,456
Kawasaki Kisen Kaisha Ltd. 0.00% due 09/26/186	90,000,000 JPY	828,710
Vishay Intertechnology, Inc. 2.25% due 11/15/402,4	565,000	606,669
Total Industrial		26,231,328
Energy – 3.0%
Lukoil International Finance B.V. 2.63% due 06/16/152	2,500,000	2,468,750
Technip S.A. 0.50% due 01/01/162	1,794,000 EUR	1,884,337
Energy XXI Bermuda Ltd. 3.00% due 12/15/182,4	1,573,000	1,125,678
Premier Oil Finance Jersey Ltd. 2.50% due 07/27/182	880,000	886,776
Chesapeake Energy Corp. 2.25% due 12/15/382	783,000	745,808
SolarCity Corp. 1.63% due 11/01/192,4	300,000	292,500
Total Energy		7,403,849
Utilities – 2.8%
ENN Energy Holdings Ltd. 0.00% due 02/26/182,6	3,750,000	4,410,938
China Power International Development Ltd.
2.75% due 09/18/17	10,000,000 CNY	2,490,390
Total Utilities		6,901,328
Basic Materials – 1.8%
Royal Gold, Inc. 2.88% due 06/15/192	2,250,000	2,252,813
United States Steel Corp. 2.75% due 04/01/192	839,000	1,416,861
Glencore Finance Europe S.A. 5.00% due 12/31/142	700,000	717,150
ShengdaTech, Inc. 6.50% due 12/15/15†††,2,4,9,10	2,840,000	5,680
Total Basic Materials		4,392,504
Diversified – 0.8%
Misarte 3.25% due 01/01/162	882,500 EUR	1,912,321
Total Convertible Bonds
(Cost $232,450,649)		230,419,880

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.8%
Consumer, Non-cyclical – 8.8%
Tenet Healthcare Corp. 6.00% due 10/01/202	3,200,000	$ 3,447,999
Sotheby’s 5.25% due 10/01/222,4	2,765,000	2,723,525
Prospect Medical Holdings, Inc. 8.38% due 05/01/192,4	2,264,000	2,433,800
HCA Holdings, Inc. 7.75% due 05/15/212	1,425,000	1,539,000
Health Net, Inc. 6.38% due 06/01/172	1,125,000	1,226,109
Biomet, Inc. 6.50% due 08/01/202	1,125,000	1,206,563
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/19	1,125,000	1,189,688
Valeant Pharmaceuticals International 6.75% due 08/15/212,4	1,125,000	1,165,781
Land O’Lakes Capital Trust I 7.45% due 03/15/282,4	1,000,000	1,050,000
Cenveo Corp.
8.50% due 09/15/224	750,000	693,750
11.50% due 05/15/172	330,000	336,600
Fresenius Medical Care US Finance, Inc. 5.75% due 02/15/212,4	750,000	809,062
Gentiva Health Services, Inc. 11.50% due 09/01/182	750,000	804,375
Novasep Holding SAS 8.00% due 12/15/162,4	750,000	740,625
Fresenius Medical Care US Finance II, Inc. 5.63% due 07/31/192,4	550,000	591,938
Vector Group Ltd. 7.75% due 02/15/212	375,000	408,281
HealthSouth Corp. 8.13% due 02/15/202	375,000	396,563
R&R Ice Cream plc 5.50% due 05/15/202,4	250,000 GBP	389,963
JLL/Delta Dutch Newco B.V. 7.50% due 02/01/222,4	375,000	382,894
Live Nation Entertainment, Inc. 7.00% due 09/01/204	180,000	192,150
Total Consumer, Non-cyclical		21,728,666
Basic Materials – 8.6%
Ashland, Inc. 4.75% due 08/15/222	5,276,000	5,341,949
Celanese US Holdings LLC
5.88% due 06/15/212	3,431,000	3,739,790
4.63% due 11/15/222	750,000	759,375
FMG Resources August 2006 Pty Ltd. 8.25% due 11/01/192,4,5	3,044,000	3,169,565
Vertellus Specialties, Inc. 9.38% due 10/01/152,4	997,000	1,004,478
Appvion, Inc. 9.00% due 06/01/202,4	1,125,000	894,375
Sappi Papier Holding GmbH 6.63% due 04/15/212,4	800,000	836,000
First Quantum Minerals Ltd.
7.00% due 02/15/212,4	416,000	410,280
6.75% due 02/15/202,4	416,000	404,560
Cornerstone Chemical Co. 9.38% due 03/15/182	750,000	751,875
Verso Paper Holdings LLC / Verso Paper, Inc.
11.75% due 01/15/19	660,000	676,500
St. Barbara Ltd. 8.88% due 04/15/184	750,000	607,500
Steel Dynamics, Inc. 6.38% due 08/15/222	500,000	546,250
Commercial Metals Co. 4.88% due 05/15/232	530,000	519,400
Kissner Milling Company Ltd. 7.25% due 06/01/192,4	375,000	383,438
HIG BBC Intermediate Holdings LLC / HIG BBC
Holdings Corp. 10.50% due 09/15/182,4,11	375,000	375,938
Compass Minerals International, Inc. 4.88% due 07/15/242,4	375,000	369,375
Barminco Finance Pty Ltd. 9.00% due 06/01/182,4	375,000	324,375
Total Basic Materials		21,115,023

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.8% (continued)
Energy – 8.5%
Halcon Resources Corp.
8.88% due 05/15/21	2,631,000	$ 2,170,574
9.75% due 07/15/202	750,000	629,531
Penn Virginia Corp. 8.50% due 05/01/20	2,708,000	2,660,610
Chesapeake Energy Corp. 6.88% due 11/15/202	1,224,000	1,404,540
Alta Mesa Holdings Limited Partnership / Alta Mesa
Finance Services Corp. 9.63% due 10/15/18	1,258,000	1,245,420
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/202	1,125,000	1,182,656
Energy XXI Gulf Coast, Inc. 6.88% due 03/15/242,4	1,393,000	1,103,953
Regency Energy Partners Limited Partnership / Regency
Energy Finance Corp. 5.75% due 09/01/202	1,000,000	1,067,500
Oasis Petroleum, Inc. 6.88% due 03/15/222	950,000	992,750
QEP Resources, Inc. 6.88% due 03/01/212	825,000	891,000
Genesis Energy Limited Partnership / Genesis Energy
Finance Corp. 5.75% due 02/15/212	825,000	830,156
Tesoro Corp. 5.38% due 10/01/222	750,000	776,250
Clayton Williams Energy, Inc. 7.75% due 04/01/192	750,000	747,188
Samson Investment Co. 9.75% due 02/15/202	1,000,000	745,000
W&T Offshore, Inc. 8.50% due 06/15/192	750,000	735,000
Lightstream Resources Ltd. 8.63% due 02/01/202,4	750,000	693,750
SandRidge Energy, Inc. 8.13% due 10/15/222	745,000	677,950
American Energy-Permian Basin LLC / AEPB Finance Corp.
7.38% due 11/01/214	650,000	572,000
BreitBurn Energy Partners Limited Partnership / BreitBurn
Finance Corp. 7.88% due 04/15/222	500,000	482,188
Forbes Energy Services Ltd. 9.00% due 06/15/192	350,000	339,500
CONSOL Energy, Inc. 5.88% due 04/15/222,4	250,000	254,688
Precision Drilling Corp. 5.25% due 11/15/242,4	250,000	233,125
Tesoro Logistics Limited Partnership / Tesoro Logistics
Finance Corp. 5.88% due 10/01/202	194,000	199,335
SunCoke Energy, Inc. 7.63% due 08/01/192	182,000	191,200
Total Energy		20,825,864
Industrial – 6.1%
Cemex SAB de CV
3.00% due 03/13/152,4	2,675,000	2,675,000
4.98% due 10/15/182,4,12	1,493,000	1,548,240
Clean Harbors, Inc.
5.13% due 06/01/212	750,000	766,875
5.25% due 08/01/202	550,000	567,875
Navios Maritime Holdings Incorporated / Navios Maritime
Finance II US Inc
7.38% due 01/15/222,4	750,000	756,562
8.13% due 02/15/192	375,000	364,688
Teekay Corp. 6.48% due 10/09/15	6,000,000 NOK	893,201
MasTec, Inc. 4.88% due 03/15/232	900,000	864,000
Waterjet Holdings, Inc. 7.63% due 02/01/202,4	750,000	785,625

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.8% (continued)
Industrial – 6.1% (continued)
Casella Waste Systems, Inc. 7.75% due 02/15/19	750,000	$ 768,750
Reynolds Group Issuer Incorporated / Reynolds Group
Issuer LLC 9.00% due 04/15/192	663,000	696,150
Boise Cascade Co. 6.38% due 11/01/202	650,000	682,500
Dispensing Dynamics International 12.50% due 01/01/182,4	575,000	623,875
LSB Industries, Inc. 7.75% due 08/01/192	463,000	496,429
Permian Holdings, Inc. 10.50% due 01/15/182,4	475,000	477,375
Pfleiderer GmbH 7.88% due 08/01/192,4	375,000 EUR	455,743
Navios Maritime Acquisition Corporation / Navios
Acquisition Finance US, Inc. 8.13% due 11/15/212,4	435,000	444,788
Kratos Defense & Security Solutions, Inc. 7.00% due 05/15/192	427,000	420,595
Navios South American Logistics Incorporated / Navios
Logistics Finance US Inc 7.25% due 05/01/222,4	300,000	303,000
Eletson Holdings 9.63% due 01/15/222,4	275,000	275,000
Gulfmark Offshore, Inc. 6.38% due 03/15/222	120,000	109,800
Total Industrial		14,976,071
Financial – 5.9%
Credit Agricole S.A. 7.88%2,3,4,12	3,525,000	3,649,520
Synovus Financial Corp. 5.13% due 06/15/172	2,418,000	2,490,540
Emma Delta Finance 12.00% due 10/15/174	1,500,000 EUR	2,311,601
CIT Group, Inc. 5.38% due 05/15/202	1,000,000	1,072,500
Ally Financial, Inc. 8.00% due 03/15/205	760,000	915,800
Corrections Corporation of America 4.63% due 05/01/235	825,000	812,625
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50% due 06/01/222	850,000	794,750
Covenant Surgical Partners, Inc. 8.75% due 08/01/192,4	750,000	753,750
Kennedy-Wilson, Inc. 8.75% due 04/01/192	500,000	533,750
Omega Healthcare Investors, Inc. 5.88% due 03/15/242	360,000	388,800
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.88% due 04/15/222,4	375,000	364,688
DuPont Fabros Technology, L.P. 5.88% due 09/15/212	300,000	313,500
Total Financial		14,401,824
Communications – 5.0%
Starz LLC / Starz Finance Corp. 5.00% due 09/15/192	3,813,000	3,946,454
Sprint Corp.
7.88% due 09/15/232,4	1,174,000	1,273,789
7.25% due 09/15/212,4	750,000	795,000
Sprint Communications, Inc. 7.00% due 03/01/204	990,000	1,109,295
Windstream Corp. 7.50% due 06/01/222	1,000,000	1,066,250
EarthLink Holdings Corp. 7.38% due 06/01/202	825,000	845,625
Equinix, Inc. 5.38% due 04/01/232	750,000	777,188
Altice S.A. 7.75% due 05/15/222,4	689,000	725,173
iHeartCommunications, Inc.
9.00% due 12/15/19	375,000	380,391
11.25% due 03/01/212	188,000	199,515

See notes to financial statements.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.8% (continued)
Communications – 5.0% (continued)
Clear Channel Worldwide Holdings, Inc. 6.50% due 11/15/222	391,000	$ 406,640
DISH DBS Corp. 5.13% due 05/01/202	375,000	390,938
Telesat Canada / Telesat LLC 6.00% due 05/15/172,4	350,000	360,850
Total Communications		12,277,108
Consumer, Cyclical – 3.1%
Chrysler Group LLC / CG Company-Issuer, Inc.
8.00% due 06/15/192	1,500,000	1,614,374
Allied Specialty Vehicles, Inc. 8.50% due 11/01/192,4	750,000	791,250
Carlson Wagonlit B.V. 6.88% due 06/15/192,4	750,000	780,000
Churchill Downs, Inc. 5.38% due 12/15/212,4	750,000	770,625
Regal Entertainment Group 5.75% due 03/15/22	742,000	729,015
Dana Holding Corp. 6.75% due 02/15/212	675,000	720,563
Six Flags Entertainment Corp. 5.25% due 01/15/212,4	660,000	666,600
Travelex Financing plc 8.00% due 08/01/182,4	375,000 GBP	629,941
Magnolia BC S.A. 9.00% due 08/01/204	375,000 EUR	453,393
First Cash Financial Services, Inc. 6.75% due 04/01/212	375,000	391,875
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/222,4	200,000	199,000
MTR Gaming Group, Inc. 11.50% due 08/01/19	8	9
Total Consumer, Cyclical		7,746,645
Technology – 1.5%
First Data Corp.
11.75% due 08/15/21	957,950	1,127,986
11.25% due 01/15/212	694,000	801,570
12.63% due 01/15/21	415,000	502,150
Advanced Micro Devices, Inc. 6.75% due 03/01/19	900,000	855,000
Micron Technology, Inc. 5.50% due 02/01/252,4	375,000	380,625
Total Technology		3,667,331
Utilities – 0.3%
Calpine Corp. 7.88% due 01/15/232,4	750,000	834,375
Total Corporate Bonds
(Cost $118,782,298)		117,572,907
SENIOR FLOATING RATE INTERESTS††,12 – 1.1%
Vertellus Specialties, Inc. 10.50% due 10/30/1913	825,000	800,250
Sprint Industrial Holdings LLC 11.25% due 5/14/19	750,000	757,500
Energy & Exploration Partners 7.75% due 01/22/19	748,125	689,678
Caraustar Industries, Inc. 7.50% due 05/01/19	540,861	545,594
Total Senior Floating Rate Interests
(Cost $2,808,073)		2,793,022

	Contracts
	(100 shares per
	contract)	Value
PUT OPTIONS PURCHASED† – 0.0%*,**
iShares Russell 2000 ETF
Expiring November 2014 with strike price of $108.50	668	$ 17,368
iShares Russell 2000 ETF
Expiring November 2014 with strike price of $108.00	667	17,342
SPDR S&P 500 ETF Trust
Expiring November 2014 with strike price of $188.50	2,671	10,684
Total Put Options Purchased
(Cost $577,590)		$ 45,394
Total Investments – 167.4%
(Cost $415,196,422)		$ 412,033,762
CALL OPTIONS WRITTEN† – 0.0%*, **
Wynn Resorts Ltd. Expiring November 2014 with
strike price of $195.00	33	(5,775)
The Gap, Inc. Expiring December 2014 with
strike price of $39.00	334	(42,418)
Dow Chemical Co. Expiring December 2014 with
strike price of $50.00	250	(42,750)
Gilead Sciences, Inc. Expiring December 2014 with
strike price of $115.00	130	(61,750)
Total Call Options Written
(Premiums received $103,407)		(152,693)
Other Assets & Liabilities, net – (67.4)%		(165,750,654)
Total Net Assets – 100.0%		$ 246,130,415

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted — See
Note 2.
†††	Value determined based on Level 3 inputs — See Note 2.
1	All or a portion of this security represents cover for outstanding written option.
As of October 31, 2014, the total value of these positions segregated was
$4,583,559.
2	All or a portion of these securities have been physically segregated in connec-
tion with borrowings and reverse repurchase agreements. As of October 31,
2014, the total value was $278,508,293.
3	Perpetual maturity.
4	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $107,464,600 (cost $114,779,776), or
43.7% of total net assets.
5	All or a portion of these securities are reserved and/or pledged with the custodian for forward exchange currency and options contracts. As of
October 31, 2014, the total amount segregated was $15,323,213.
6	Zero coupon bond.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security becomes an accreting bond after December 15, 2017 with a 4.00%
principal accretion rate.
9	Security is in default of interest and/or principal obligations.
10	Security was fair valued by the Valuation Committee at October 31, 2014.
The total market value of fair valued securities amounts to $5,680 (cost
$2,840,000) or less than 0.1% of total net assets.
11	Security is a pay-in-kind bond.
12	Variable rate security. Rate indicated is rate effective at October 31, 2014.
13	The security is unsettled as of October 31, 2014. The coupon rate doesn’t accrue until the security settles.

ADR	American Depositary Receipt
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
SA	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company
S&P	Standard & Poors

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2014

ASSETS:
Investments, at value (Cost $415,196,422)	$ 412,033,762
Foreign currency, at value (Cost $518,666)	518,187
Due from broker	455,784
Unrealized appreciation on forward foreign currency exchange contracts	2,670,654
Receivables:
Investments sold	11,244,553
Interest	3,310,508
Dividends	203,778
Tax reclaims	8,551
Other assets	29,142
Total assets	430,474,919
LIABILITIES:
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Options written, at value (premiums received $103,407)	152,693
Unrealized depreciation on forward foreign currency exchange contracts	175,853
Interest due on borrowings	16,006
Payable for:
Investments purchased	13,428,170
Investment management fees	209,107
Investment advisory fees	139,405
Administration fees	8,207
Trustees fees	872
Other fees	214,191
Total liabilities	184,344,504
NET ASSETS	$ 246,130,415
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share, unlimited number of shares authorized,
32,240,720 shares issued and outstanding	$ 32,241
Additional paid-in capital	540,056,540
Distributions in excess of net investment income	(3,076,721)
Accumulated net realized loss on investments, written options and foreign currency transactions	(290,134,545)
Net unrealized depreciation on investments, written options and foreign currency translations	(747,100)
NET ASSETS	$ 246,130,415
Shares outstanding ($0.001 par value with unlimited amount authorized)	32,240,720
Net asset value, offering price and repurchase price per share	$ 7.63

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 17

STATEMENT OF OPERATIONS For the year ended October 31, 2014	October 31, 2014

INVESTMENT INCOME:
Interest	$ 12,789,540
Dividends, net of foreign taxes withheld of $2,458	3,135,198
Total investment income	15,924,738
EXPENSES:
Interest expense	2,918,014
Investment management fees	2,601,235
Investment advisory fees	1,734,156
Professional fees	185,867
Fund accounting fees	157,943
Trustee fees	146,568
Administration fees	101,708
Insurance	57,809
Printing fees	57,303
Custodian fees	56,995
NYSE listing fees	28,486
Transfer agent fees	23,849
Other fees	1,939
Total expenses	8,071,872
Net investment income	7,852,866
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,263,324
Written options	(795,032)
Foreign currency transactions	2,875,112
Net realized gain	10,343,404
Net change in unrealized appreciation (depreciation) on:
Investments	(20,616,796)
Written options	284,857
Foreign currency translations	2,881,746
Net change in unrealized (depreciation)	(17,450,193)
Net realized and unrealized loss	(7,106,789)
Net increase in net assets resulting from operations	$ 746,077

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2014

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,852,866	$ 8,688,673
Net realized gain on investments, written options and foreign currency transactions	10,343,404	25,501,415
Net change in unrealized appreciation (depreciation) on investments, written options
and foreign currency translations	(17,450,193)	14,641,792
Net increase in net assets resulting from operations	746,077	48,831,880
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	–	(286,317)
Net increase in net assets applicable to common shareholders resulting from operations	746,077	48,545,563
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From and in excess of net investment income	(18,183,766)	(18,183,766)
SHAREHOLDER TRANSACTIONS:
Net increase resulting from tender and repurchase of Auction Market Preferred
Shares (Note 7)	–	1,694,000
Net increase (decrease) in net assets	(17,437,689)	32,055,797
NET ASSETS:
Beginning of year	263,568,104	231,512,307
End of year	$ 246,130,415	$ 263,568,104
Distributions in excess of net investment income at end of year	$ (3,076,721)	$ (1,125,119)

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 19

STATEMENT OF CASH FLOWS For the year ended October 31, 2014	October 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 746,077
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Stock dividend received from corporate action	(1,121,698)
Net change in unrealized depreciation on investments	20,616,796
Net change in unrealized appreciation on written options	(284,857)
Net change in unrealized appreciation on foreign currency translations	(2,881,746)
Net realized gain on investments	(8,263,324)
Purchase of long-term investments	(1,036,832,414)
Proceeds from sale of long-term investments	1,036,136,275
Net proceeds (purchases) from sale of short-term investments	6,289,958
Net amortization/accretion of premium/discount	479,859
Increase in due from broker	(455,784)
Net decrease in premiums received on written options	(1,045,967)
Increase in dividends receivable	(146,160)
Increase in interest receivable	(32,671)
Increase in investments sold receivable	(1,631,566)
Decrease in tax reclaims receivable	728
Decrease in other assets	1,949
Increase in payable for investments purchased	6,052,455
Increase in interest due on borrowings	8,004
Decrease in investment management fees payable	(10,822)
Decrease in investment advisory fees payable	(7,215)
Decrease in administration fees payable	(360)
Decrease in trustees fees payable	(1,480)
Decrease in other fees	(50,802)
Net Cash Provided by Operating and Investing Activities	$ 17,565,235
Cash Flows From Financing Activities:
Distributions to common shareholders	(18,183,766)
Net Cash Used in Financing Activities	(18,183,766)
Net decrease in cash	(618,531)
Cash (including foreign currency) at Beginning of Year	1,136,718
Cash (including foreign currency) at end of Year	518,187
Supplemental Disclosures of Cash Flow Information: Cash paid during the period for interest	$ 2,910,010
Stock dividend received from corporate action	$ 1,121,698

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

FINANCIAL HIGHLIGHTS				October 31, 2014

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$ 8.18	$ 7.18	$ 7.40	$ 9.25	$ 8.37
Income from investment operations:
Net investment income(a)	0.24	0.27	0.40	0.44	0.55
Net gain (loss) on investments (realized and unrealized)	(0.23)	1.25	0.08	(1.41)	1.21
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	—	(0.01)	(0.08)	(0.08)	(0.08)
Total from investment operations	0.01	1.51	0.40	(1.05)	1.68
Less distributions to commons shareholders from:
Net investment income	(0.56)	(0.56)	(0.36)	(0.35)	(0.80)
Return of capital	—	—	(0.26)	(0.45)	—
Total distributions to common shareholders	(0.56)	(0.56)	(0.62)	(0.80)	(0.80)
Increase resulting from tender and repurchase of Auction Market
Preferred Shares (Note 7)	—	0.05	—	—	—
Net asset value, end of period	$ 7.63	$ 8.18	$ 7.18	$ 7.40	$ 9.25
Market value, end of period	$ 6.66	$ 7.15	$ 6.66	$ 6.87	$ 9.36
Total Return (b)
Net asset value	-0.08%	22.50%(f)	5.80%	-12.43%	20.87%
Market value	0.60%	16.35%	6.42%	-19.43%	39.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 246,130	$ 263,568	$ 231,512	$ 238,685	$ 297,056
Preferred shares, at redemption value ($25,000
per share liquidation preference) (in thousands)	N/A	N/A	$ 170,000	$ 170,000	$ 170,000
Preferred shares asset coverage per share(c)	N/A	N/A	$ 59,046	$ 60,101	$ 68,685
Ratio to average net assets applicable to Common Shares:
Net Investment Income, prior to effect of dividends to preferred shares,
including interest expense	2.98%	3.48%	5.54%	4.92%	6.19%
Net Investment Income, after effect of dividends to preferred shares,
including interest expense	2.98%	3.37%	4.46%	4.04%	5.27%
Total expenses(e)(g)	3.06%	3.09%	2.35%	1.99%	1.99%
Portfolio turnover rate	249%	239%	219%	125%	125%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 170,000	$ 170,000	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(d)	$ 2,448	$ 2,550	N/A	N/A	N/A

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)	The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.09% for the years ended October 31, 2014, 2013 and 2012, respectively.
(f)	Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lower by 0.74%.
(g)	Excluding interest expense, the operating expense ratio for the years ended October 31 would be:

2014	2013	2012	2011	2010
1.96%	2.07%	2.35%	1.99%	1.99%

N/A -Not Applicable

See notes to financial statements.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS	October 31, 2014

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward currency contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgements, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels during the year ended October 31, 2014.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2014:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$ –	$ 230,414,200	$ 5,680	$ 230,419,880
Corporate Bonds	–	117,572,907	–	117,572,907
Senior Floating
Rate Interests	–	2,793,022	–	2,793,022
Convertible Preferred
Stocks	35,175,675	–	–	35,175,675
Common Stocks	15,454,733	–	–	15,454,733
Put Options Purchased	45,394	–	–	45,394
Short Term Investments	10,572,151	–	–	10,572,151
Forward Exchange
Currency Contracts	–	2,670,654	–	2,670,654
Total	$ 61,247,953	$ 353,450,783	$ 5,680	$ 414,704,416
Liabilities:
Call Options Written	$ 152,693	–	–	$ 152,693
Forward Exchange
Currency Contracts	–	175,853	–	175,853
Total	$ 152,693	$ 175,853	$ –	$ 328,546

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

The following table summarizes valuation techniques and inputs used in determining the fair value of holdings categorized as Level 3 at October 31, 2014:

	Ending Balance	Technique	Unobservable
Category	as of 10/31/14	Valuation	Inputs
Convertible Bonds	$5,680	Last Available	Discount on Last
		Transaction	Transaction Price

A significant change in the unobservable inputs could result in significant changes in the fair value of the securities.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended October 31, 2014:

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/13	$ 41,180
Net Realized Gain/Loss	–
Change in Unrealized Depreciation	(35,500)
Ending Balance at 10/31/14	$ 5,680

The change in unrealized depreciation attributable to the security owned at October 31, 2014 was $35,500.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker

Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

On October 31, 2014, there was no restricted cash outstanding.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Senior Floating Rate Interests

Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”), are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity.

An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts and reverse repurchase agreements.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

(m) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(n) New Accounting Pronouncements

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC ( “GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily Managed Assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Investment Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

investments. For the year ended October 31, 2014, the adjustments were to decrease paid-in capital in excess of par by $4,244,393, decrease distributions in excess of net investment income by $8,379,298 and increase accumulated net realized loss by $4,134,905 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

At October 31, 2014, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, unfunded loan commitments, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Depreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$417,032,739	$11,407,017	$(16,405,994)	$(4,998,977)	$(73,796)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2014, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(288,298,381)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales.

At October 31, 2014, for federal income tax purposes, the Fund had a capital loss carryforward of $288,298,381 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $130,566,283 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,393,946 expires on October 31, 2019. For the year ended October 31, 2014, the Fund utilized $6,733,234 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

For the years ended October 31, 2014 and October 31, 2013, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $18,183,766 and $18,470,083 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,036,832,414 and $1,035,114,470, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

Transactions in written options for the year ended October 31, 2014, were as follows:

Number of Contracts		Premiums Received
Options outstanding, beginning of year	4,262	$ 1,149,374
Options written during the period	29,392	3,854,356
Options expired during the period	(68)	(3,329)
Options closed during the period	(32,833)	(4,890,321)
Options assigned during the period	(6)	(6,673)
Options outstanding, end of period	747	$ 103,407

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of October 31, 2014, the following forward exchange currency contracts were outstanding:

					Value as of	Net Unrealized
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/14	Appreciation
CAD	950,000
for USD	863,735	The Bank of New York Mellon	12/19/2014	$863,735	$841,555	$22,180
CAD	479,000
for USD	434,554	The Bank of New York Mellon	12/19/2014	434,554	424,321	10,233
CHF	1,080,000
for USD	1,157,333	The Bank of New York Mellon	12/19/2014	1,157,333	1,122,677	34,656
EUR	31,461,000
for USD	40,798,939	The Bank of New York Mellon	12/19/2014	40,798,939	39,430,442	1,368,497
EUR	219,000
for USD	281,668	The Bank of New York Mellon	12/19/2014	281,668	274,475	7,193
EUR	1,250,000
for USD	1,594,353	The Bank of New York Mellon	12/19/2014	1,594,353	1,566,640	27,713
EUR	347,000
for USD	442,163	The Bank of New York Mellon	12/19/2014	442,163	434,899	7,264
EUR	260,000
for USD	329,378	The Bank of New York Mellon	12/19/2014	329,378	325,861	3,517
EUR	360,000
for USD	456,294	The Bank of New York Mellon	12/19/2014	456,294	451,192	5,102
EUR	266,000
for USD	336,269	The Bank of New York Mellon	12/19/2014	336,269	333,381	2,888
EUR	11,222,000
for USD	14,552,802	The Bank of New York Mellon	12/19/2014	14,552,802	14,064,665	488,137
EUR	190,000
for USD	244,370	The Bank of New York Mellon	12/19/2014	244,370	238,129	6,241
EUR	1,260,000
for USD	1,590,687	The Bank of New York Mellon	12/19/2014	1,590,687	1,579,173	11,514
EUR	183,000
for USD	233,186	The Bank of New York Mellon	12/19/2014	233,186	229,356	3,830
EUR	1,136,984
for USD	1,429,972	The Bank of New York Mellon	11/3/2014	1,429,972	1,424,528	5,444
GBP	1,232,000
for USD	2,009,238	The Bank of New York Mellon	12/19/2014	2,009,238	1,970,231	39,007
GBP	1,740,000
for USD	2,818,278	The Bank of New York Mellon	12/19/2014	2,818,278	2,782,632	35,646
JPY	1,004,000,000
for USD	9,360,782	The Bank of New York Mellon	12/19/2014	9,360,782	8,961,167	399,615
JPY	182,000,000
for USD	1,677,682	The Bank of New York Mellon	12/19/2014	1,677,682	1,624,435	53,247
JPY	72,000,000
for USD	659,802	The Bank of New York Mellon	12/19/2014	659,802	642,633	17,169

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued					October 31, 2014

Contracts to Sell continued		Counterparty	Settlement Date	Settlement Value	Value as of 10/31/14	Net Unrealized Appreciation
JPY	50,000,000
for USD	468,770	The Bank of New York Mellon	12/19/2014	$468,770	$446,273	$22,497
JPY	73,000,000
for USD	677,348	The Bank of New York Mellon	12/19/2014	677,348	651,559	25,789
JPY	63,000,000
for USD	587,379	The Bank of New York Mellon	12/19/2014	587,379	562,304	25,075
NOK	6,190,000
for USD	963,259	The Bank of New York Mellon	12/19/2014	963,259	915,334	47,925
						$2,670,379

						Net Unrealized
					Value as of	Appreciation/
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	10/31/14	Depreciation
EUR	275,000
for USD	352,081	The Bank of New York Mellon	12/19/2014	$352,081	$344,661	$(7,420)
EUR	197,000
for USD	248,651	The Bank of New York Mellon	12/19/2014	248,651	246,902	(1,749)
EUR	171,000
for USD	216,223	The Bank of New York Mellon	12/19/2014	216,223	214,316	(1,907)
EUR	370,000
for USD	466,952	The Bank of New York Mellon	12/19/2014	466,952	463,725	(3,227)
EUR	1,100,000
for USD	1,388,695	The Bank of New York Mellon	12/19/2014	1,388,695	1,378,643	(10,052)
EUR	251,000
for USD	319,316	The Bank of New York Mellon	12/19/2014	319,316	314,581	(4,735)
EUR	174,000
for USD	220,276	The Bank of New York Mellon	12/19/2014	220,276	218,076	(2,200)
EUR	388,000
for USD	495,151	The Bank of New York Mellon	12/19/2014	495,151	486,285	(8,866)
EUR	208,000
for USD	262,535	The Bank of New York Mellon	12/19/2014	262,535	260,689	(1,846)
EUR	204,000
for USD	257,455	The Bank of New York Mellon	12/19/2014	257,455	255,676	(1,779)
EUR	201,000
for USD	255,707	The Bank of New York Mellon	12/19/2014	255,707	251,915	(3,792)
EUR	2,550,000
for USD	3,237,350	The Bank of New York Mellon	12/19/2014	3,237,350	3,195,945	(41,405)
EUR	1,830,000
for USD	2,316,701	The Bank of New York Mellon	12/19/2014	2,316,701	2,293,560	(23,141)
EUR	830,000
for USD	1,044,187	The Bank of New York Mellon	12/19/2014	1,044,187	1,040,249	(3,938)
GBP	90,000
for USD	143,654	The Bank of New York Mellon	12/19/2014	143,654	143,929	275
JPY	30,000,000
for USD	276,045	The Bank of New York Mellon	12/19/2014	276,045	267,764	(8,281)
JPY	21,000,000
for USD	192,862	The Bank of New York Mellon	12/19/2014	192,862	187,435	(5,427)
JPY	32,000,000
for USD	298,560	The Bank of New York Mellon	12/19/2014	298,560	285,615	(12,945)
JPY	21,000,000
for USD	197,642	The Bank of New York Mellon	12/19/2014	197,642	187,435	(10,207)
JPY	62,000,000
for USD	575,225	The Bank of New York Mellon	12/19/2014	575,225	553,379	(21,846)
JPY	1,000,000
for USD	9,351	The Bank of New York Mellon	12/19/2014	9,351	8,925	(426)
NOK	100,000
for USD	15,451	The Bank of New York Mellon	12/19/2014	15,451	14,787	(664)
						$(175,578)
Total unrealized appreciation for forward exchange currency contracts						$2,494,801

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2014.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments: (amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward		Unrealized depreciation on forward
	exchange currency contracts	$2,671	exchange currency contracts	$176
Equity risk	Investments in securities	45	Options Written	153
	(options purchased)
Total		$2,716		$329

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2014.

Effect of Derivative Instruments on the Statement of Operations: (amount in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Transactions	Total
Equity risk	$(9,760)	$ –	$(9,760)
Foreign exchange risk	–	3,468	3,468
Total	$(9,760)	$3,468	$(6,292)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Translations	Total
Equity risk	$(112)	$ –	$ (112)
Foreign exchange risk	–	2,882	2,882
Total	$(112)	$2,882	$2,770

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased		$ 866,926
Average Settlement Value Sold		$ 1,983,801
Ending Settlement Value Purchased		$12,790,070
Ending Settlement Value Sold		$83,968,241

Options Contracts:
Average Number of Contracts Written	2,638
Average Number of Contracts Purchased	7,563
Ending Number of Written Contracts	747
Ending Number of Purchased Contracts	4,006

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. The following table presents the Fund’s derivative asset and liabilities as of October 31, 2014.

Net Amounts
			Gross Amount	of Assets
			Offset in	Presented in
		Gross Amounts	the Statement	the Statement	Derivatives
		of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Investment Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New York Mellon	Foreign Exchange	$2,670,654	$ –	$2,670,654	$(175,853)	$ –	$ –	$2,494,801
Currency Contract

Net Amounts
			Gross Amount	of Liabilities
			Offset in	Presented in
		Gross Amounts	the Statement	the Statement	Derivatives
		of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Investment Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of America Merrill Lynch	Reverse Repurchase	$70,000,000	$ –	$70,000,000	$ –	$70,000,000	$ –	$ –
Agreement
Bank of New York Mellon	Foreign Exchange	175,853	–	175,853	$(175,853)	–	–	–
Currency Contract

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged was $63,472,410.

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2014 or the year ended October 31, 2013.

Preferred Shares

On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share) plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represented approximately 99.6% of its outstanding AMPS.

			Number of
			AMPS
		Number of	Outstanding
		AMPS	after
Series	CUSIP	Tendered	Tender Offer
T7	007639-206	3,390	10
W7	007639-305	3,386	14

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $600,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount
Series	CUSIP	Redeemed	Redeemed	Redemption Date
T7	007639-206	10	$250,000	June 19, 2013
W7	007639-305	14	350,000	June 20, 2013

Note 8 – Borrowings:

On November 9, 2012 the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the Margin Loan Agreement and $100,000,000 was outstanding at period end. An unused commitment fee of 0.25% is charged on the difference between the $100,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $70,000,000 was outstanding in connection with the reverse repurchase agreement at period end. The interest rate on the reverse repurchase agreement is 1.63%.

As of October 31, 2014, the Fund has collateral of $278,508,293 in connection with borrowings and reverse repurchase agreements.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the shareholder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:

Subsequent to October 31, 2014, the Fund declared on November 3, 2014, a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on November 28, 2014 to shareholders of record on November 14, 2014.

On December 1, 2014, the Fund declared a monthly distribution to common shareholders of $0.0470 per common share. The distribution is payable on December 31, 2014 to shareholders of record on December 15, 2014.

On November 12, 2014, the Fund announced that the Board of Trustees of the Fund has approved modifications to certain non-fundamental investment policies for the Fund. These modifications, effective January 12, 2015, are designed to expand the portfolio management flexibility of the Fund.

The Fund will continue to pursue its investment objective to provide total return, through a combination of capital appreciation and current income. In addition, the Fund will continue to seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Currently, the Fund must invest a minimum of 50% of its Managed Assets in convertible securities and may invest up to 40% of its Managed Assets in non-convertible income-producing securities. Under the investment policy modification, the Fund will invest at least 30% of its Managed Assets in convertible securities and may invest up to 70% of its Managed Assets in non-convertible income securities.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2014

To the Board of Trustees and Shareholders of
Advent Claymore Convertible Securities and Income Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund II (the “Fund”) at October 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2014

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2014

Federal Income Tax Information

Qualified dividend income of as much as $1,224,652 was received by the Fund through October 31, 2014. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $619,475 of investment income (dividend income plus short-term gains, if any) qualified dividends-received deduction.

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 30, 2014. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class II Trustees by common shareholders of the Fund:

Common Shareholders	In Favor	# of shares Against	Withheld
Daniel L. Black	27,937,903	510,594	409,532
Michael A. Smart	27,967,941	491,698	398,390

The other Trustees of the Fund whose terms did not expire in 2014 are Randall C. Barnes, Tracy V. Maitland, Derek Medina, Robert A. Nyberg and Gerald L. Seizert.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes++ (1951)	Trustee	Since 2007	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).
Daniel L. Black+ (1960)	Trustee	Since 2007	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).

					Former: Penn Foster Education Group, Inc. (2007-2009).
Derek Medina+ (1966)	Trustee	Sinc 2007	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute (2005-present); Oliver Scholars (2011-present).

Former: Vice President, Business Affairs and News Planning at
ABC News (2003-2008); Executive Director, Office of the President
at ABC News (2000-2003); Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

Ronald A. Nyberg++ (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2007	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Director, Edward-Elmhurst Healthcare System (2012-present).

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2014

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees
Independent Trustees continued:
Gerald L. Seizert, CFA, CIC+ (1952)	Trustee and Chairman, of Audit Committee	Since 2007	Current: Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as co-manager of the firm’s hedge fund, Prosper Long Short (2000-present).	3	Current: Beaumont Hospital (2012-present).

Former: Co-Chief Executive (1998-1999) and a Managing Partner
and Chief Investment Officer – Equities of Munder Capital
Management, LLC (1995-1999); Vice President and Portfolio
Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).

Michael A. Smart+ (1960)	Trustee	Since 2007	Current: Managing Partner, Herndon Equity Partners (July 2014 – Present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former: Managing Director in Investment Banking – the Private Equity Group (1995-2001) and a Vice President in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Current: President & Chairman,
Board of Directors, Berkshire
Blanket, Holdings, Inc. (2006-
present); President and Chairman,
Board of Directors, Sqwincher
Holdings (2006-present); Board of
Directors, Sprint Industrial
Holdings (2007-present); Vice
Chairman, Board of Directors,
National Association of Investment
Companies (“NAIC”) (2010-
present). Trustee, The Mead School (May 2014-Present).

Interested Trustee:
Tracy V. Maitland+ø (1960)	Trustee, Chairman, President and Chief Executive Officer	Since 2007	Current: President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 W. Monroe Street, Chicago, IL 60606.
*	Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.
	-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2017 annual meeting of shareholders.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC, and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2014

Principal Officers

The Principal Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Edward C. Delk (1968)	Secretary and Chief Compliance Officer	Since 2012
Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-
2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group,
Inc. (2000-2008).

Tony Huang (1976)	Vice President and Assistant Secretary	Since 2014
Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice
President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-
2001); Associate, Fidelity Investments (1996-2000).

Robert White (1965)	Treasurer and Chief Financial Officer	Since 2007	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present). Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866)488-3559.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 37

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2014

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund II (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement or investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and the investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Investment Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Investment Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“GFIA”), for the Fund.

Most specifically, at a Meeting held June 20, 2014, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to re-approval of the Investment Management Agreement and the Investment Advisory Agreement.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement, and by GFIA under the Investment Advisory Agreement. The Independent Trustees reviewed and analyzed the responses of Advent and GFIA to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and GFIA. In this regard, the Independent Trustees specifically reviewed the qualifications, background and responsibilities of the persons primarily responsible for day-to-day portfolio management services for the Fund.

The Independent Trustees evaluated the ability of Advent and GFIA, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Independent Trustees considered information regarding the compensation structures for the personnel of Advent and GFIA involved in providing services to the Fund.

The Independent Trustees also considered the commitment of Advent and GFIA to the Fund and the hiring of senior level persons whose activities would relate, in part, to the Fund. The Independent Trustees discussed the changes in portfolio managers at Advent responsible for portfolio management for the Fund, and in other personnel at both Advent and GFIA.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’ s oversight and supervision of the services of Advent as investment manager including the general monitoring of performance of Advent, including (i) providing comparative analysis of investment performance to benchmarks and/or peer groups, (ii) conducting periodic interviews/discussion with portfolio managers regarding the Fund, and (iii) conducting periodic reviews of the investment manager. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Fund’s chief compliance officer, including (i) providing an on-going review of results of compliance tests, such as prospectus limitations and requirements, and regulated investment company qualification requirements, (ii) monitoring code of ethics compliance, and (iii) reviewing the trading process and related issues.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by GFIA.

Fund Performance and Expenses

The Independent Trustees considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of one group of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmarks may not be useful comparisons due to the fact that the convertible securities in the benchmarks include convertibles with characteristics unlike those purchased by the Fund.

The Fund had outperformed its peer average for the one-year period (based on net asset value), but had underperformed it for the three- and five-year periods ended January, 2014. The Fund underperformed its index (75% Men-ill Lynch All Convertibles Index/25% Merrill Lynch U.S. High Yield Master II) for the one-, three, and five-year periods ended January, 2014 (based on net asset value).

The Board also considered that the Fund had modified its prior global mandate and adopted the same benchmark as AVK, although it held a higher proportion of foreign securities than that index. In addition, the Board was advised of the views of Advent and GFIA that the comparability of the Fund to its revised peer group remains limited due to the substantially different asset blends of the Fund, the higher leverage employed by the Fund, and the Fund’s lower levels of assets under management (and therefore higher expense ratios). The Board noted that

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2014

the Fund had invested consistent with its convertible securities investment focus following the 2008 financial crisis when other peers seem to have opportunistically overweighted equities and high-yield bonds.

The Board concluded that the Fund was being managed consistent with its mandate.

The Independent Trustees considered the steps management has continued to take to address the Fund’s underperformance, which includes enhancement to risk management implementation of investment guideline changes and changes to the portfolio team, and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers. The Board was apprised by management of the intention to implement changes on how the Fund was managed to align with how Advent manages institutional accounts.

The Independent Trustees received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. They also considered comparisons of these expenses to the expense information for the Peer Group. The Independent Trustees recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of the Fund and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparisons with the Peer Group was difficult, because the items included in other funds’ definitions of expenses may differ from those used for the Fund. The Independent Trustees considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement of the Fund.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management and investment advisory fee rates for the Fund (collectively, the “Management Agreement Rates”) payable by the Fund to Advent and to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Independent Trustees concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to its Peer Group.

Profitability

The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees concluded that, in light of the costs of providing investment advisory services, investment management services, and other services to the Fund, the profits and other ancillary benefits that Advent and GFIA received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent, and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts. Advent also noted that certain pension funds enjoyed discounts on fees, as disclosed in Advent’s Form ADV. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

Conclusion

After considering the above-described factors and based on their deliberations and evaluation of the information provided to them, the Board, including the Independent Trustees advised by their independent legal counsel, at a meeting held on June 20, 2014, determined that the re-approval of the Investment Management Agreement and the Investment Advisory Agreement for an additional one-year period was in the best interest of the Fund and its shareholders.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 39

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FUND INFORMATION	October 31, 2014

Board of Trustees	Officers	Investment Manager	Transfer Agent
Randall C. Barnes	Tracy V. Maitland President and Chief	Advent Capital Management, LLC	Computershare Shareowner Services, LLC
Daniel L. Black	Executive Officer	New York, New York	Jersey City, New Jersey

Tracy V. Maitland*	Robert White	Adviser	Legal Counsel
Chairman	Treasurer and Chief	Guggenheim Funds	Skadden, Arps, Slate,
	Financial Officer	Investment Advisors, LLC	Meagher & Flom LLP
Derek Medina		Chicago, Illinois	New York, New York
Edward C. Delk
Ronald A. Nyberg	Secretary and Chief	Administrator	Independent Registered Public
	Compliance Officer	Rydex Fund Services, LLC	Accounting Firm
Gerald L. Seizert		Rockville, Maryland	PricewaterhouseCoopers LLP
	Douglas Teresko		New York, New York
Michael A. Smart	Vice President and	Accounting Agent
	Assistant Secretary	and Custodian
* Trustee is an “interested		The Bank of
person” of the Fund as defined		New York Mellon
in the Investment Company Act		New York, New York
of 1940, as amended.

Portfolio Managers

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Hart Woodson (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866)488-3359.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market or in private transactions.

AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II ANNUAL REPORT l 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Investment Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Investment Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, New York 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AGC-AR-1014

Item 2.  Code of Ethics.

a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $91,300 and $86,940 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,100 and $17,100 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $861,100 and $187,449 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, Hart Woodson, Paul Latronica, Tony Huang, David Hulme and Michael Brown (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2014:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Tony Huang	2014	Vice President, Portfolio Management & Research at Advent Capital Management, LLC; formerly at Essex Investment Management and Fidelity Investment.
David Hulme	2014
Managing Director at Advent Capital Management, LLC; formerly, Investment Director and Portfolio Manager at Van Eck Global Asset Management, Investment Analyst at Peregrine Asset Management, and Deputy Manager of the Financial Markets Group at PriceWaterhouse.

Michael Brown	2014
Managing Director at Advent Capital Management, LLC; formerly, Director at Evergreen Investments, and also worked in portfolio management and analyst capacities at Duetsche Asset Management, Merrill Lynch Investment Management, and Eagle Asset Management.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2014:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	2	$257,473,786	1	$244,728,306
Other accounts	510	$5,156,317,442	3	$425,215,176

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	3	$633,221,365	0	$0
Other accounts	475	$3,107,882,790	0	$0

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$613,861,575	0	$0
Other pooled investment vehicles	3	$1,184,366,522	0	$0
Other accounts	8	$850,197,302	0	$0

David Hulme

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	1	$563,890,636	0	$0
Other accounts	41	$2,320,971,797	0	$0

Tony Huang

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Michael Brown

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

 (a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

Tracy Maitland	$100,001- $500,000

Paul Latronica	$10,001-$50,000

Hart Woodson	$10,001-$50,000

Tony Huang	None

David Hulme	$50,001-$100,000

Michael Brown	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)        Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:                          /s/ Tracy V. Maitland

Name:                    Tracy V. Maitland

Title:                      President and Chief Executive Officer

Date:                      January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                           /s/ Tracy V. Maitland

Name:                    Tracy V. Maitland

Title:                      President and Chief Executive Officer

Date:                      January 9, 2015

By:                         /s/ Robert White

Name:                    Robert White

Title:                      Treasurer and Chief Financial Officer

Date:                      January 9, 2015